Q1 2025 Earnings Call M a y 1 3 , 2 0 2 5 © 2024 Hudson RPO. All rights reserved. 2 This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; the Company’s ability to successfully achieve its strategic initiatives ; risks related to potential acquisitions or dispositions of businesses by the Company; the Company’s ability to operate successfully as a company focused on its RPO business; risks related to fluctuations in the Company’s operating results from quarter to quarter due to various factors such as rising inflationary pressures and interest rates; the loss of or material reduction in our business with any of the Company’s largest customers; the ability of clients to terminate their relationship with the Company at any time; competition in the Company’s markets; the negative cash flows and operating losses that may recur in the future; risks relating to how future credit facilities may affect or restrict our operating flexibility; risks associated with the Company’s investment strategy; risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East; the Company’s dependence on key management personnel; the Company’s ability to attract and retain highly skilled professionals, management, and advisors; the Company’s ability to maintain costs at an acceptable level; the Company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company’s exposure to employment- related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company’s business reorganization initiatives, and limits on related insurance coverage; the Company’s ability to utilize net operating loss carryforwards; volatility of the Company’s stock price; the impact of government regulations and deregulation efforts; restrictions imposed by blocking arrangements; risks related to the use of new and evolving technologies; and the adverse impacts of cybersecurity threats and attacks. Additional information concerning these, and other factors is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-Looking Statements © 2024 Hudson RPO. All rights reserved. 3 US$ in Millions, except EPS Q1 2025: Consolidated Financial Results '+ / - (1) CC (2) Q1 2025 Q1 2024 Revenue - 6.0% $31.9 $33.9 - 3.3% CC Adjusted net revenue + 0.4% $16.4 $16.3 + 2.2% CC SG&A(3)(4) - 4.5% $17.1 $17.9 - 2.8% CC Adjusted EBITDA(5) + 56.7% $(0.7) $(1.5) + 56.8% CC Net Income (Loss) + 39.4% $(1.8) $(2.9) Basic EPS $(0.59) $(0.95) Diluted EPS $(0.59) $(0.95) Adjusted Diluted EPS (5) $(0.46) $(0.72) (1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period. (2) CC represents constant currency. (3) Excludes stock compensation expense of $0.4 million for both of the three months ended March 31, 2025 and 2024. (4) SG&A excludes non-recurring expenses of $0.4 million and $0.7 million for the three months ended March 31, 2025 and 2024, respectively. (5) Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures. © 2024 Hudson RPO. All rights reserved. 4 US$ in Millions Q1 2025: Americas '+ / - (1) CC (2) Q1 2025 Q1 2024 Revenue + 14.3% $6.9 $6.0 + 14.7% CC Adjusted net revenue + 3.0% $6.0 $5.8 + 3.3% CC SG&A(3) - 9.1% $6.0 $6.6 - 8.4% CC Adjusted EBITDA(4)(5) + 113.7% $0.1 $(0.7) + 113.7% CC Adjusted EBITDA, as a % of Adjusted net revenue 1.6% (12.2)% (1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period. (2) CC represents constant currency. (3) Excludes stock compensation expense and non-recurring expenses. (4) Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures. (5) N/M = Not Meaningful.

© 2024 Hudson RPO. All rights reserved. 5 US$ in Millions Q1 2025: Asia Pacific '+ / - (1) CC (2) Q1 2025 Q1 2024 Revenue - 11.1% $19.1 $21.5 - 7.4% CC Adjusted net revenue + 10.2% $7.2 $6.5 + 14.1% CC SG&A(3) - 2.2% $6.5 $6.7 + 1.2% CC Adjusted EBITDA(4) + 454.2% $0.6 $(0.2) + 452.2% CC Adjusted EBITDA, as a % of Adjusted net revenue 8.3% (2.6)% (1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period. (2) CC represents constant currency. (3) Excludes stock compensation expense and non-recurring expenses. (4) Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures. © 2024 Hudson RPO. All rights reserved. 6 US$ in Millions Q1 2025: Europe, Middle East, and Africa ("EMEA") '+ / - (1) CC (2) Q1 2025 Q1 2024 Revenue - 7.8% $5.9 $6.4 - 7.1% CC Adjusted net revenue - 19.4% $3.2 $4.0 - 18.6% CC SG&A(3) + 1.4% $3.7 $3.6 + 2.5% CC Adjusted EBITDA(4) - 237.9% $(0.5) $0.3 - 238.2% CC Adjusted EBITDA, as a % of Adjusted net revenue (14.7)% 8.6% (1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period. (2) CC represents constant currency. (3) Excludes stock compensation expense and non-recurring expenses. (4) Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures. © 2024 Hudson RPO. All rights reserved. 7 Q1 2025 Regional Split Revenue Adjusted Net Revenue Americas 22% Asia Pacific 60% Europe 18% Americas 36% Asia Pacific 44% Europe 20% © 2024 Hudson RPO. All rights reserved. 8 Q1 2025 Services Split Revenue Adjusted Net Revenue Contracting 51% RPO 49% Contracting 6% RPO 94%

© 2024 Hudson RPO. All rights reserved. 9 © 2024 Hudson RPO. All rights reserved. 10 US$ in Millions Balance Sheet: Selected Items Q1 2025 Q4 2024 Selected Assets Cash $16.6 $17.0 Restricted Cash $0.7 $0.7 Accounts Receivable $21.3 $20.1 Shareholders’ Equity Stockholders' Equity $39.5 $40.4 Working Capital Current Assets $41.2 $40.1 Current Assets ex-cash $24.7 $23.1 Current Liabilities $12.8 $11.2 Working Capital $28.4 $28.9 Working Capital ex-cash $11.9 $11.9 © 2024 Hudson RPO. All rights reserved. 11 US$ in Millions 2024: Cash Flow Summary QTD March 31, 2025 QTD March 31, 2024 Net income (loss) $(1.8) $(2.9) Depreciation and amortization 0.3 0.4 Provision for (benefit from) deferred income taxes — (0.3) Stock-based compensation 0.4 0.4 Change in accounts receivable (1.2) (1.6) Change in prepaid and other assets (0.3) (0.7) Change in accounts payable and other liabilities 1.8 3.0 Cash flow from operations (0.8) (1.8) Capital expenditures — — Free cash flow (0.8) (1.8) Proceeds from corporate benefit policy — 1.1 Purchase of treasury stock (including payment of tax withholdings) — (0.9) Cash paid for net settlement of employee restricted stock units — (0.2) Effect of exchange rates 0.4 (0.4) Change in cash, cash equivalents, and restricted cash $(0.5) $(2.2) Appendix

© 2024 Hudson RPO. All rights reserved. 13 Reconciliation of Non-GAAP Financial Measures Q1 2025 Americas Asia Pacific EMEA RPO Business Corporate Total Revenue $ 6.9 $ 19.1 $ 5.9 $ 31.9 $ — $ 31.9 Adjusted net revenue (1) $ 6.0 $ 7.2 $ 3.2 $ 16.4 $ — $ 16.4 Net loss $ (1.8) Provision for income taxes — Interest income, net (0.1) Depreciation and amortization 0.3 EBITDA (loss) (2) $ (0.1) $ 0.3 $ (0.6) $ (0.5) $ (1.0) $ (1.5) Non-operating expense (income), including corporate administration charges 0.2 0.1 0.1 0.4 (0.4) 0.1 Stock-based compensation expense 0.1 0.1 — 0.2 0.1 0.4 Non-recurring items — 0.1 — 0.1 0.3 0.4 Adjusted EBITDA (loss) (2) $ 0.1 $ 0.6 $ (0.5) $ 0.2 $ (0.9) $ (0.7) Q1 2024 Americas Asia Pacific EMEA RPO Business Corporate Total Revenue $ 6.0 $ 21.5 $ 6.4 $ 33.9 $ — $ 33.9 Adjusted net revenue (1) $ 5.8 $ 6.5 $ 4.0 $ 16.3 $ — $ 16.3 Net loss $ (2.9) Benefit from income taxes (0.1) Interest income, net (0.1) Depreciation and amortization 0.4 EBITDA (loss) (2) $ (0.9) $ (0.6) $ 0.3 $ (1.2) $ (1.5) $ (2.7) Non-operating expense (income), including corporate administration charges 0.1 0.1 — 0.2 (0.2) — Stock-based compensation expense 0.1 0.1 0.1 0.3 0.1 0.4 Non-recurring items — 0.2 — 0.2 0.5 0.7 Adjusted EBITDA (loss) (2) $ (0.7) $ (0.2) $ 0.3 $ (0.5) $ (1.0) $ (1.5) (1) Represents Revenue less direct contracting costs and reimbursed expenses. (2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non- operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees. Per Diluted Share Three Months Ended March 31, 2025 March 31, 2024 Net loss $ (0.59) $ (0.95) Non-recurring items (after tax) $ 0.13 $ 0.24 Adjusted net loss (3) $ (0.46) $ (0.72) (3) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies. © 2024 Hudson RPO. All rights reserved. 14 Reconciliation of Non-GAAP Financial Measures Q2 2024 QTD Americas Asia Pacific EMEA RPO Business Corporate Total Net loss $ (0.4) Provision for income taxes 0.3 Interest income, net (0.1) Depreciation and amortization 0.3 EBITDA (loss) (1) $ 0.4 $ 0.2 $ 0.1 $ 0.8 $ (0.8) $ — Non-operating expense (income), including corporate administration charges 0.1 0.3 0.1 0.4 (0.4) 0.1 Stock-based compensation expense — 0.1 — 0.2 — 0.2 Non-recurring items 0.1 0.2 — 0.3 0.2 0.5 Adjusted EBITDA (loss) (1) $ 0.6 $ 0.8 $ 0.3 $ 1.7 $ (0.9) $ 0.7 Q3 2024 QTD Americas Asia Pacific EMEA RPO Business Corporate Total Net loss $ (0.8) Provision for income taxes 0.3 Interest income, net (0.1) Depreciation and amortization 0.4 EBITDA (loss) (1) $ 0.4 $ 0.3 $ — $ 0.7 $ (1.0) $ (0.3) Non-operating expense (income), including corporate administration charges 0.2 0.2 0.1 0.5 (0.3) 0.2 Stock-based compensation expense 0.1 0.1 — 0.2 0.3 0.5 Non-recurring items — 0.3 — 0.3 0.1 0.5 Adjusted EBITDA (loss) (1) $ 0.6 $ 0.9 $ 0.2 $ 1.7 $ (0.9) $ 0.8 (1) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees. © 2024 Hudson RPO. All rights reserved. 15 Reconciliation of Non-GAAP Financial Measures Q4 2024 QTD Americas Asia Pacific EMEA RPO Business Corporate Total Net loss $ (0.6) Provision for income taxes 0.8 Interest income, net (0.1) Depreciation and amortization 0.3 EBITDA (loss) (1) $ 0.5 $ 0.5 $ (0.2) $ 0.8 $ (0.3) $ 0.5 Non-operating expense (income), including corporate administration charges (0.1) 0.1 0.1 0.1 (0.4) (0.3) Stock-based compensation expense 0.1 0.1 — 0.2 0.1 0.2 Non-recurring items — 0.2 0.2 0.4 — 0.4 Adjusted EBITDA (loss) (1) $ 0.4 $ 0.9 $ 0.2 $ 1.5 $ (0.6) $ 0.9 (1) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees. Thank you